UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011 (April 26, 2011)

MEAD JOHNSON NUTRITION COMPANY
(Exact name of Registrant as Specified in Charter)

Delaware	001-34251	80-0318351
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Patriot Blvd., Glenview, Illinois	60026-8039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 832-2420

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On April 28, 2011, Mead Johnson Nutrition Company (the “Company”) announced its financial results for the first quarter of 2011.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders (the "Annual Meeting") on April 26, 2011. Of the 204,371,512 shares of common stock outstanding and entitled to vote as of the March 11, 2011 record date, 169,376,946 shares were represented in person or by proxy at the Annual Meeting.  A summary of the final voting results for each of the four matters voted upon by the stockholders at the Annual Meeting is set forth below.

1.  Stockholders elected each of the ten nominees for director to serve on the Company’s board of directors (the “Board”) for a term to expire at the 2012 annual meeting of Stockholders based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Stephen W. Golsby	162,019,283	313,867	7,043,796
Steven M. Altschuler, M.D.	162,026,694	306,456	7,043,796
Howard B. Bernick	162,003,429	329,721	7,043,796
Kimberly A. Casiano	161,923,393	409,757	7,043,796
Anna C. Catalano	161,781,417	551,733	7,043,796
Celeste A. Clark, Ph.D.	162,024,142	309,008	7,043,796
James M. Cornelius	158,684,874	3,648,276	7,043,796
Peter G. Ratcliffe	162,026,659	306,491	7,043,796
Elliott Sigal, M.D., Ph.D.	161,912,230	420,920	7,043,796
Robert S. Singer	161,931,824	401,326	7,043,796

2.  Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,389,484	3,173,263	770,403	7,043,796

3.  Stockholders recommended, on an advisory basis, holding an advisory vote on the compensation of the Company's named executive officers every year based upon the following votes:

One Year	Two years	Three Years	Abstentions	Broker Non-Votes
136,409,573	5,952,725	19,283,698	687,154	7,043,796

Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of such votes.

4.  Stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2011 based upon the following votes:

Votes For	Votes Against	Abstentions
169,071,301	98,647	206,998

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Mead Johnson Nutrition Company, dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2011

MEAD JOHNSON NUTRITION COMPANY

	By:	/s/ STANLEY D. BURHANS
Stanley D. Burhans
Vice President & Controller